Exhibit 10.25.2


                         CURATIVE TECHNOLOGIES, INC.
                   Non-Employee Director Stock Option Plan


1.    Purpose of the Plan

      The purpose of this Non-Employee Director Stock Option Plan (the "Plan") is to promote the success of Curative Technologies, Inc. (the "Company") by attracting and retaining non-employee directors by supplementing their cash compensation and providing a means for such directors to increase their holdings of common stock of the Company.

2.    Definitions

      As used herein, the following definitions shall apply:

      2.0 The "Company" shall mean Curative Technologies, Inc., a Minnesota corporation, and any successor corporation.

      2.1 "Annual Meeting Date" means the date of the annual meeting of the stockholders of the Company at which directors are elected.

      2.2   "Board" means the Board of Directors of the Company.

      2.3 "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

      2.4   "Code" means the Internal Revenue Code of 1986, as amended.

      2.5 "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of the Company and/or its subsidiaries.

      2.6 "Grant Date" means the date on which a person is re-elected as a member of the Board.

      2.7 "Initial Grant Date" means (x) the date on which a person is initially elected as a member of the Board, or (y) with respect to those persons who are Eligible Directors and who serve on the Board at the time of adoption of this Plan by the Board and at the time of approval of this Plan by the Company's stockholders (the "Approval Date"), August 23, 1995.

      2.8   "Option" means a stock option granted pursuant to this Plan.




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      2.9   "Option  Agreement" means the agreement  between the Company and the
            Optionee for the grant of an Option.

      2.10 "Option Stock" means stock subject to an Option granted pursuant to this Plan.

      2.11  "Optionee" means a person who receives an Option.

      2.12  "Plan" means the Company's Non-Employee Director Stock Option Plan.

      2.13  "Shares" mean shares of the Common Stock.

      2.14 "Subsidiary" means a "subsidiary corporation" as defined in Section 425(f) and (g) of the Code.

3.    Stock Subject to the Plan

      Subject to the provisions of Section 11 of this Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan, excluding those Shares constituting the unexercised portion of any cancelled, terminated or expired options, is 125,000 Shares. Such Shares shall be authorized, but unissued, Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for the grant of other Options under the Plan.

4.    Administration of the Plan

      This Plan shall be administered by the Board, which shall have authority to adopt such rules and regulations, and to make such determinations as are not inconsistent with the Plan and are necessary or desirable for its implementation and administration.

5.    Grants of Options

      5.1 Non-discretionary Grants. On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase 10,000 Shares; provided, however, each Eligible Director described in clause (y) of Section 2.7 hereof shall receive an Option to purchase 5,000 Shares. On each Grant Date thereafter, each Eligible Director shall receive the grant of an Option to purchase 5,000 Shares.

      5.2 Adjustments. The number of Shares subject to any Option shall be subject to adjustment from time to time in accordance with Section 11 hereof.

6.    Term of Plan

      This Plan shall become effective as of August 23, 1995 (the "Effective Date")


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      upon its  adoption by the Board,  and shall  continue in effect  until all
      Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after ten (10) years from the earlier of the date of adoption of this Plan or its approval by the stockholders as contemplated by Section 13.1.

7.    Terms of Option Agreement

      In connection with the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement which shall specify the Initial Grant Date or the Grant Date, as applicable, and the purchase price of the Option Shares, and shall include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine.

      7.1 Term. The term ("Term") of an Option shall be ten years from its grant date, subject to earlier termination in accordance with
            Section 7.6 or 7.7 hereof.

      7.2 Exercise Schedule. Subject to Sections 7.6 and 7.7 hereof, an Option shall not be exercisable until (the "Exercisability Date") (i) with respect to Options the Initial Grant Date of which is August 23, 1995, the first anniversary of the Approval Date; (ii) with respect to Options the Initial Grant Date of which is described in clause
            (x) of Section 2.7 hereof, the first anniversary of the Initial Grant Date; and (iii) with respect to all other Options, the first anniversary of the Grant Date. Each Option shall be exercisable with respect to one-third of the Shares on the Exercisability Date and thereafter shall become exercisable with respect to the balance of the Shares in equal installments on the last day of each of the eight (8) successive three (3) month periods following the Exercisability Date.

      7.3 Purchase Price. The purchase price of the Shares subject to each Option shall be the fair market value thereof on the Initial Grant Date or the Grant Date, as applicable. For purposes of this Plan, fair market value shall mean the closing price of such Shares on the Nasdaq National Market ("Nasdaq/NMS") on the Initial Grant Date or the Grant Date, as applicable, or, in the event the Initial Grant Date or Grant Date, as applicable, is not a day on which Nasdaq/NMS is open for trading the next day on which Nasdaq/NMS is open for trading.

      7.4 Payment of Purchase Price. The purchase price of Shares acquired pursuant to an Option shall be paid in full at the time the Option is exercised in cash or by delivery of any property other than cash (including Shares or other securities of the Company, so long as such property constitutes valid consideration for the Shares purchased under applicable law and is surrendered in good form for transfer, or by some


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            combination  of cash and such other  property);  provided,  however, that the purchase price may not be paid by the delivery of Shares more frequently than once every six months.

      7.5 Transferability. No Option shall be transferable other than by will or the laws of descent and distribution, and an Option shall be exercisable during the Eligible Director's lifetime only by the Eligible Director.

      7.6 Termination of Membership on the Board. Notwithstanding the installment exercise provision set forth in Section 7.2 above and subject to the other terms and conditions set forth herein, each Option held by an Eligible Director shall become immediately exercisable in full upon (i) the death or disability of such Eligible Director, or (ii) an unsuccessful attempt by such Eligible Director to win re-election to the Board (each of (i) and (ii), an "Acceleration Event"). Any Option held at the time of termination of an Eligible Director's membership on the Board as the result of an Acceleration Event may be exercised in whole or in part at any time within one year after the date of such termination (but in no event after the Term of the Option expires) and shall thereafter automatically terminate.

      7.7 Change of Control. Notwithstanding the installment exercise provision set forth in Section 7.2 above and subject to the other terms and conditions set forth herein, each Option shall become immediately exercisable in full on the date of a "change of control" as hereinafter defined. A "change of control" shall mean any of the following:

            (i) A sale of all or substantially all of the assets of the Company;

            (ii) The acquisition of more than 80% of the Common Stock of the Company (with all classes or series thereof treated as a single class) by any person or group of persons, except a Permitted Shareholder as hereinafter defined, acting in Concert. A "Permitted Shareholder" means a holder, as of the Effective Date of Common Stock;

            (iii) A reorganization  of the Company wherein the holders of Common
                  Stock of the Company receive stock in another company, a merger of the Company with another company wherein there is an 80% or greater change in the ownership of the Common Stock of the Company as result of such merger, or any other transaction in which the Company (other than as the parent corporation) is consolidated for federal income tax purposes or is eligible to be consolidated for federal income tax purposes with another corporation;




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            (iv)  In the event that the Common Stock is traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of 51% or more of the then outstanding Common Stock and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Securities and Exchange Act of 1934 or related rules promulgated by the Securities and Exchange Commission, or the commencement of or public announcement of an intention to make a tender offer or exchange offer for 51% or more of the then outstanding Common Stock; or

            (v) The Board, in its sole and absolute discretion, determine that there has been a sufficient change in the share ownership of the Company to constitute a change of effective ownership or control of the Company.

8.    Use of Proceeds

      Proceeds from the sale of Shares pursuant to this Plan shall be used by the Company for general corporate purposes.

9.    Term of Options

      The term of each option granted under the Plan shall be ten (10) years from the date of the grant thereof, subject to earlier termination as herein provided.

10.   Exercise of Options; Waiver of Option Grants

      10.1 Procedures for Exercise. Any Option granted hereunder shall be exercisable in installments as specified in Section 7.2 hereof, under such conditions as the Board shall designate under the terms of the Plan and of the Option Agreement. To the extent not exercised, installments shall, unless otherwise provided in the Option Agreement, accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance of the stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to option Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for


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            which the  record  date is prior to the date the stock  certificates are issues as provided in Section 11 hereof.

      10.2 Exercise following Death. In the case of an Optionee's death, exercise shall be by the person or persons (including his estate) to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

      10.3 Compliance with Law. The exercise of each Option shall be on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution unless the Shares subject to such Option are registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such registration is not required under the Securities Act of 1933, as amended, or any other applicable law, regulation, or rule of any governmental agency.

      10.4 Waiver of Option Grants. The grant of any Option hereunder may be waived by an Eligible Director at any time prior to the making thereof.

11.   Adjustment Upon Changes in Capitalization

      11.1 Changes in Capitalization. If the number of Shares of the Company as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan, and in the number, kind, and per share exercise price of Shares subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each Shares covered by the Option.

      11.2 Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, this Plan and the Options issued thereunder shall terminate.

12.   Time of Granting Options

      The grant date of an Option under this Plan shall be the Initial Grant Date, or the Grant Date, as applicable. No option shall be granted after expiration of the term of this Plan.





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13.   Approval, Amendment and Termination of the Plan

      13.1 Approval. The Plan shall be adopted by the Board, and shall be presented to the stockholders of the Company for their approval by vote of a majority of such stockholders present, or represented at a meeting duly held, such approval to be given within twelve (12) months before or after the date of adoption hereof. Options may be granted prior to such approval, but such Options shall be contingent upon such approval being obtained and may not be exercised prior to such approval.

      13.2 Amendment. The Board, without further approval of the stockholders, may amend this Plan at any time and from time to time in such respects as the Board may deem advisable, subject to any stockholders or regulatory approval required by laws, and to any conditions established by the terms of such amendment; provided that in no event shall the Plan be amended more than once every six (6) months; and provided, further, that no amendment that would:

               (a) materially increase the number of Shares that may be issued under the Plan;

               (b) materially modify the requirements as to eligibility for participation in the Plan;

               (c) otherwise materially increase the benefits accruing to participants under the Plan;

               (d) cause Rule 16b-3 to become unavailable with respect to the Plan; or

               (e) would violate the rules or regulations of Nasdaq/NMS, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company/shall be made without the approval of the Company's stockholders.

      13.3 Termination and Suspension. The Board, without further approval of the stockholders, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while this Plan is in effect shall not be altered or impaired by suspension or termination of this Plan, except with the consent of the person to whom the Option was granted.




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14.   Conditions Upon Issuance of Shares

      Shares shall not be issued with respect to any Option granted under this Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, and the requirements of any stock exchange upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by its counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance of sale of such Shares as to which such requisite authority shall not have been obtained.

15.   Reservation of Shares

      The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

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